UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

(Date of Report: Date of earliest event reported)

February 1, 2016

BRAVO ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-13577	88-0195105
(State or other jurisdiction Incorporated)	(Commission File No.)	(I.R.S Employer Identification No.)

6490 W. Desert Inn Rd., Las Vegas, Nevada	89146
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:

1-888-488-6882

35 South Ocean Ave. Patchogue, NY, 11772

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

On February 1, 2016, the Registrant accepted the resignations of Jaclyn Cruz as President, Director and Chief Executive Officer of the Registrant and Matt Kelly as Secretary, Treasurer, Director and Chief Financial Officer. The resignations were not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

On February 1, 2016, Robert Klein was appointed President, Director and Chief Executive Officer of the Registrant.

SECTION 8 - OTHER EVENTS

Item 8.01 – Other Events

Effective February 1, 2016, the Company has relocated

its head offices to:

New Address:

6490 W. Desert Inn Rd.,

Las Vegas, Nevada, 89146

Fax – 1 888 265 0498

Phone – 1 888 488 6882

SECTION 9 - EXHIBITS

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

10.01	Consents to Act – Klein

10.02	Letters of Resignation – Cruz & Kelly

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Bravo Enterprises Ltd.

Date: February 11, 2016	By:	/s/ Robert Klein
Robert Klein
President